UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

  Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Mitcham Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

SUPPLEMENT TO
PROXY STATEMENT
FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 27, 2020

On May 29, 2020, Mitcham Industries, Inc., a Texas corporation (the “Company”), filed with the Securities and Exchange Commission its Definitive Proxy Statement (the “Proxy Statement”) relating to the 2020 Annual Meeting of Shareholders of the Company (the “Annual Meeting”).

The Company hereby supplements the Proxy Statement to file a revised proxy card to replace in its entirety the proxy card filed with the Proxy Statement. The Annual Report including the Proxy Statement and Notice of Annual Meeting will be mailed to the Company’s shareholders with the revised proxy card.

Shareholders of record as of the close of business on May 27, 2020 and valid proxy holders will be able to participate in the Annual Meeting via live webcast online at www.viewproxy.com/MitchamIndustries/2020. To participate, you must enter the 11-digit virtual control number found on your proxy card. You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting, by one of the methods described in the proxy materials for the Annual Meeting. You may also submit questions in advance of the Annual Meeting using the same 11-digit control number at www.viewproxy.com/MitchamIndustries/2020 until 11:59 p.m. Eastern Time on July 24, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2020.
The Notice of Annual Meeting of Shareholders, our Proxy Statement for the Annual Meeting and our
Annual Report to Shareholders for the fiscal year ended January 31, 2020 are available at
www.viewproxy.com/MitchamIndustries/2020

MITCHAM INDUSTRIES, INC. 2002 TIMBERLOCH PLACE, SUITE 400 THE WOODLANDS, TX 77380
VOTE BY INTERNET - www.viewproxy.com/MitchamIndustries/2020

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the meeting, go to www.viewproxy.com/MitchamIndustries/2020

VOTE BY PHONE - 1-866-804-9616

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

CONTROL NUMBER
→

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MITCHAM INDUSTRIES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
	1.	ELECTION OF DIRECTORS. Nominees:	☐	☐	☐
01) Peter H. Blum 02) Robert P. Capps 03) William H. Hilarides 04) Robert J. Albers 05) Thomas S. Glanville 06) Marcus Rowland

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
	2.	APPROVAL OF REINCORPORATION OF THE COMPANY FROM THE STATE OF TEXAS TO THE STATE OF DELAWARE.					☐	☐	☐

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
	3.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.					☐	☐	☐

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
	4.	RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS MITCHAM INDUSTRIES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2021.					☐	☐	☐

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
	5	APPROVAL TO GRANT DISCRETIONARY AUTHORITY TO CHAIRMAN OF THE BOARD TO ADJOURN THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
				Yes	No
	Please indicate if you plan to attend this meeting.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature			Date		Signature (if held jointly)		Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2020.

The Notice of Virtual Annual Meeting of Shareholders, our Proxy Statement for the Annual
Meeting and our Annual Report to Shareholders for the fiscal year ended January 31, 2020 are available at
www.viewproxy.com/MitchamIndustries/2020

MITCHAM INDUSTRIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, JULY 27, 2020 AT 9:00 AM LOCAL TIME

The undersigned hereby constitutes and appoints Robert P. Capps and Peter H. Blum, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the common stock of Mitcham Industries, Inc. held of record by the undersigned on May 27, 2020 as if personally present at the Annual Meeting of Shareholders to be held on Monday, July 27, 2020, and any adjournment or postponement thereof, as designated on the reverse.

Each signatory to this proxy acknowledges receipt from Mitcham Industries, Inc. prior to execution of this proxy, of a notice of Annual Meeting of Shareholders and a proxy statement dated June 10, 2020.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details.

YOU ARE URGED TO DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY MUST BE RECEIVED BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR ELECTRONICALLY VIA THE INTERNET AT
WWW.VIEWPROXY.COM/MITCHAMINDUSTRIES/2020 OR BY PHONE AT 1-866-804-9616.

(Continued and to be signed on reverse side)

On June 3, 2020, the Company issued a press release. The press release has been filed by the Company as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2020 (the “Form 8-K”). The information included in the Form 8-K should be read in conjunction with the Proxy Statement (as supplemented hereby), which should be read in its entirety.

Set forth below is the full text of the Form 8-K, including the attached press release.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2020
Mitcham Industries, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400, The Woodlands, Texas		77380
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events
On June 3, 2020, Mitcham Industries, Inc. (the “Company”) issued a press release announcing that the Company is seeking shareholder approval for a reincorporation from the State of Texas to the State of Delaware, which will include rebranding and renaming the Company as MIND Technology, Inc. The date and time for a conference call discussing fiscal 2021 first quarter results and the details of the Company’s rebranding efforts are also included in the press release. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference into Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended January 31, 2020 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Mitcham Industries, Inc. press release dated June 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

June 4, 2020	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer

Contacts:	Rob Capps, Co-CEO Mitcham Industries, Inc. 936-291-2277
Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600

MITCHAM INDUSTRIES SEEKS SHAREHOLDER APPROVAL FOR REINCORPORATION IN DELAWARE AS PART OF PLAN TO
REBRAND AS

MIND TECHNOLOGY, INC.
New name to reflect Company’s core competencies as a leading provider of innovative marine technology and products

THE WOODLANDS, TX – June 3, 2020 – Mitcham Industries, Inc. (NASDAQ: MIND) (“Mitcham” or the “Company”) today announced that the Company is seeking shareholder approval for a reincorporation from the State of Texas to Delaware, which will include rebranding and renaming the Company MIND Technology, Inc. Please refer to the Definitive Proxy that was filed with the Securities and Exchange Commission on May 29, 2020, accessible at http://ir.mitchamindustries.com/ under SEC filings, and that will be mailed to shareholders in the near future for more details on the proposed reincorporation.

Rob Capps, Co-Chief Executive Officer, stated, “After making significant progress over the past year transforming Mitcham away from its traditional oil and gas activities, we strongly believe our rebranding effort better reflects our technological advantages and core competencies, and will enhance our sales and marketing efforts to our target markets and end customers.

“In connection with these proposed changes and in recognition of our focus on our marine technology products business, as well as recent changes in the global energy markets, we think that it’s now appropriate to further de-emphasize our land seismic leasing business. Accordingly, we have decided to make no new investments in land seismic lease pool equipment and will attempt to maximize the value of our existing operations and equipment through leasing or sales transactions. We are also taking steps to adjust the cost structure of this portion of our business to reflect the ongoing operations.

“We encourage shareholders to support this and the other proposals contained in the Proxy Statement when they vote their proxies so we can begin rebranding immediately thereafter,” concluded Capps.

CONFERENCE CALL REMINDER
Management has scheduled a conference call for Thursday, June 11th at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss fiscal 2021 first quarter results and its rebranding efforts. To access the call, please dial (412) 902-0030 and ask for the Mitcham Industries call at least 10 minutes prior to the start time. Investors may also listen to the conference live on the Mitcham Industries corporate website, http://www.mitchamindustries.com, by logging onto the site and clicking “Investor Relations.” A telephonic replay of the conference call will be available through June 18, 2020 and may be accessed by calling (201) 612-7415 and using passcode 13703929#. A webcast archive will also be available at http://www.mitchamindustries.com shortly after the call and will be accessible for approximately 90 days. For more information, please contact Dennard Lascar Investor Relations by email mind@dennardlascar.com.

ABOUT MITCHAM INDUSTRIES

Mitcham Industries, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, Mitcham has a global presence with operating locations in the United States, Canada, Singapore, Malaysia, Hungary, Colombia and the United Kingdom. Mitcham’s worldwide Marine Technology Products segment, which includes its Seamap and Klein Marine Systems units, designs, manufactures and sells specialized, high performance, marine sonar and seismic equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the quarter ended January 31, 2020 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.